SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to sec. 240.14a-12.

The Salomon Brothers Fund Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE SALOMON BROTHERS FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

February 3, 2006

Dear Shareholder:

A special meeting of shareholders of The Salomon Brothers Fund Inc (the “Fund”) will be held at 399 Park Avenue, 4th Floor, Conference Room H, New York, New York 10022, on Tuesday, March 14, 2006, at 3:00 p.m. (New York time), to vote on the proposals listed below and in the enclosed proxy statement.

1.	To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from that of a “closed-end company” to that of an “open-end company” and amending and restating the Fund’s charter.

2.	To approve certain amendments to the Fund’s fundamental investment restrictions to take effect upon the conversion; specifically:

(a)	To approve certain amendments to the Fund’s fundamental investment restriction relating to borrowing.

(b)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in real estate.

(c)	To approve certain amendments to the Fund’s fundamental investment restriction relating to lending.

(d)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in other investment companies.

3.	To elect Directors of the Fund.

4.	To consider and vote upon a proposal to approve one or more adjournments of the special meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposal 1, 2 or 3, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1, 2 or 3.

5.	To transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

It is important to note that the conversion cannot occur unless shareholder approval is obtained on Proposals 1 and 2(a), (b), (c) and (d). Accordingly, a vote against either of these Proposals, or a part thereof, may result in the Fund not becoming an open-end fund. Neither Proposal 1, Proposal 2 nor Proposal 3 will be implemented unless each of these Proposals is approved by shareholders. If the conversion does not occur, the Fund will remain a closed-end fund, and the Board of Directors will consider whether other action should be taken to allow all shareholders to realize net-asset value or near net-asset value for their shares.

The Directors of the Fund recommend that you vote FOR each of these proposals.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by signing and dating the enclosed proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the Proposals to be voted on, please call Georgeson Shareholder Communications Inc. at 1-888-666-2596.

Sincerely,

R. Jay Gerken
Chairman

IMPORTANT NEWS

FOR SHAREHOLDERS OF

THE SALOMON BROTHERS FUND INC

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” at the meeting?

A.	You are being asked to vote in favor of proposals:

1.	To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from that of a “closed-end company” to that of an “open-end company” and amending and restating the Fund’s charter.

2.	To approve certain amendments to the Fund’s fundamental investment restrictions to take effect upon the conversion; specifically:

(a)	To approve certain amendments to the Fund’s fundamental investment restriction relating to borrowing.

(b)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in real estate.

(c)	To approve certain amendments to the Fund’s fundamental investment restriction relating to lending.

(d)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in other investment companies.

3.	To elect Directors of the Fund.

4.	To approve one or more adjournments of the special meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposal 1, 2 or 3, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1, 2 or 3.

The conversion cannot occur unless shareholder approval is obtained on Proposals 1 and 2. Therefore, a vote against either of those proposals may result in the Fund not becoming an open-end fund. Neither Proposal 1, Proposal 2 nor Proposal 3 will be implemented unless each of these Proposals is approved by shareholders.

Q.	Why am I being asked to vote on the conversion of the Fund from a closed-end fund to an open-end fund?

A.	The Board of Directors of the Fund has determined that converting to an open-end fund would accomplish the goal of allowing all shareholders an opportunity to obtain near net asset value for their shares in a manner that is most consistent with the interests of all shareholders of the Fund.

Q.	How will the conversion affect me?

A.	Upon the conversion, each shareholder of the Fund will continue to own the same dollar value of shares in the Fund as the shareholder owned immediately prior to the conversion (based on net asset value). However, these shares will become redeemable securities, which means that the Fund will redeem shares at their then current net asset value (less a 0.75% redemption fee in place for the first 12 months after the conversion). The conversion will, therefore, have the effect of eliminating any discount from net asset value at which the Fund’s shares may trade in the open market.

Q.	Will the Fund’s total fees increase?

A.	No. The conversion will not affect the Fund’s fee schedule, however, the Fund’s expense ratio may increase as a result of the conversion due to higher transfer agency expenses or redemptions in the Fund.

Q.	What will be the federal income tax consequences of the conversion?

A.	Neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes upon the conversion, and the conversion will not affect a shareholder’s holding periods or adjusted tax basis in the shares of the Fund.

i

Q.	How do the Directors suggest I vote in connection with the conversion?

A.	After careful consideration, the Board unanimously recommends that you vote FOR the approval of the conversion of the Fund from a closed-end fund to an open-end fund.

Q.	Why am I being asked to vote on the amendment of certain of the Fund’s fundamental investment restrictions?

A.	The Fund’s fundamental investment restrictions are being modified to address the practicalities of operating as an open-end fund. For example, a proposed revision to the Fund’s fundamental investment restriction relating to borrowing would explicitly allow the Fund to borrow money in the case of temporary or emergency purposes; e.g., in times of heavy redemption requests. This may prevent the Fund from having to sell large amounts of portfolio securities on short notice, possibly under inopportune market conditions. In addition, the proposed amendments to the Fund’s fundamental investment restrictions are intended to conform the Fund’s restrictions to the restrictions of other open-end funds advised by SBAM.

Q.	What changes to the Fund’s fundamental investment restrictions are being proposed?

A.	The following changes to the Fund’s fundamental investment restrictions are being proposed:

•	Revising the Fund’s fundamental investment restriction relating to borrowing to allow the Fund to borrow money to meet redemption requests and for temporary purposes.

•	Revising the Fund’s fundamental investment restriction relating to investing in real estate to prohibit the Fund from making direct investments in real estate.

•	Revising the Fund’s fundamental investment restriction relating to lending to clarify that the Fund may enter into repurchase agreements and participate in a securities lending program.

•	Revising the Fund’s fundamental investment restrictions relating to investing in other investment companies.

•	Conforming the Fund’s fundamental investment restrictions to those of other open-end funds advised by SBAM.

Q.	How will these proposed changes affect the management of the Fund?

A.	The proposed modifications are intended to reflect both the legal restrictions and the operational practicalities uniquely applicable to open-end funds. The proposed amendments to the Fund’s fundamental investment restrictions are not intended or expected to have a material effect on the management of the Fund.

Q.	How do the Directors suggest I vote in connection with the amendments?

A.	After careful consideration, the Board unanimously recommends that you vote FOR the proposed amendments to the Fund’s fundamental investment restrictions.

Q.	Why am I being asked to vote on the election of Directors?

A.	You are being asked to re-elect the current Directors of the Fund. Under Maryland law and the 1940 Act, open-end funds are not required to hold annual meetings of shareholders to elect directors. Accordingly, if the conversion occurs, amendments to the Fund’s By-Laws will take effect under which the Fund will no longer be required to hold annual meetings of shareholders, and its Directors will no longer be elected on an annual basis. Therefore, each Nominee, if elected, will hold office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal, unless the law requires otherwise.

Q.	How do the Directors suggest that I vote in connection with the election of Directors?

A.	The Board unanimously recommends that you vote FOR the nominees for the Board.

ii

Q.	How do the Directors suggest that I vote in connection with the proposal to approve the adjournment of the special meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposal 1, 2 or 3?

A.	The Board unanimously recommends that you vote FOR the proposal to approve the adjournment of the special meeting.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposals can be acted upon. Particularly, in order to approve Proposal 1, the Fund needs two-thirds of all outstanding shares to vote in favor of the proposal. We encourage all shareholders to participate in the governance of the Fund.

Q.	What is the timetable for the conversion?

A.	The conversion is expected to occur as soon as practicable after the special meeting. However, the conversion will not occur until the registration of the Fund’s shares becomes effective under the Securities Act of 1933, as amended.

Q.	Will the Fund bear the costs of the conversion, including the costs of preparing, printing and mailing these proxy materials?

A.	Citigroup Inc. and Legg Mason, Inc. have agreed to bear up to $750,000 of the costs relating to the conversion, including the costs of preparing, printing and mailing these proxy materials. In total, the conversion is expected to cost approximately $750,000. Accordingly, the Fund is not expected to bear any of the costs relating to the conversion.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Georgeson Shareholder Communications Inc. at 1-888-666-2596.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

iii

THE SALOMON BROTHERS FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

To be held March 14, 2006

A special meeting of the shareholders of The Salomon Brothers Fund Inc (the “Fund”) will be held at 399 Park Avenue, 4th Floor, Conference Room H, New York, New York 10022, on Tuesday, March 14, 2006, at 3:00 p.m. (New York time), for the following purposes:

PROPOSAL 1.	To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from that of a “closed-end company” to that of an “open-end company” and amending and restating the Fund’s charter.

PROPOSAL 2.	To approve certain amendments to the Fund’s fundamental investment restrictions to take effect upon the conversion; specifically:

(a) To approve certain amendments to the Fund’s fundamental investment restriction relating to borrowing.

(b) To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in real estate.

(c) To approve certain amendments to the Fund’s fundamental investment restriction relating to lending.

(d) To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in other investment companies.

PROPOSAL 3.	To elect Directors of the Fund.

PROPOSAL 4.	To consider and vote upon a proposal to approve one or more adjournments of the special meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposal 1, 2 or 3, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1, 2 or 3.

PROPOSAL 5.	To transact such other business as may properly come before the meeting and at any adjournments or postponements thereof.

Neither Proposal 1, Proposal 2 nor Proposal 3 will be implemented unless each of these Proposals is approved by shareholders.

The Directors recommend that you vote FOR all items.

Shareholders of record on January 9, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

February 3, 2006

I

THE SALOMON BROTHERS FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

Special Meeting of Shareholders

March 14, 2006

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The Salomon Brothers Fund Inc (the “Fund”) of proxies to be voted at the special meeting of shareholders of the Fund to be held at 399 Park Avenue, 4th Floor, Conference Room H, New York, New York 10022, on Tuesday, March 14, 2006, at 3:00 p.m. (New York time) (the “Meeting”), and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about February 3, 2006.

The Fund is organized as a Maryland corporation and is a registered investment company.

Shareholders of record at the close of business on January 9, 2006 are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held and an appropriate fraction of a vote for each fractional share held.

As of January 9, 2006, there were 99,192,934 shares of Common Stock of the Fund outstanding. The net assets of the Fund as of that date were $1,591,926,656.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on his or her proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the conversion of the Fund from a closed-end fund to an open-end fund (the “Conversion”), FOR approval of the amendment of the Fund’s fundamental investment restrictions, FOR the election of the nominees as listed in this Proxy Statement and FOR approval of adjournments of the Meeting if a quorum is not present or if deemed necessary. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, New York, New York 10004, or by calling toll free at 1-800-725-6666.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action on Proposals 1, 2 and 3 at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. If a quorum is not present at the Meeting, it is anticipated that the proxies will vote shares voted in support of Proposal 4 for one or more adjournments. Approval of Proposal 4 requires the affirmative vote of a majority of the votes cast on Proposal 4. Under Maryland law and the Fund’s By-Laws, the Meeting may be adjourned from time to time for up to 120 days from the record date without further notice other than announcement at the Meeting.

Broker-dealer firms, holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Under the rules of the New York Stock Exchange (“NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the conversion in Proposal 1 or the amendment of certain of the Fund’s fundamental investment restrictions in Proposal 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed by the broker-dealer firm to be an instruction to vote such shares in favor of Proposals 1, 2, 3 and 4.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposals 1, 2, 3 and 4.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Approval of Proposal 1 requires the affirmative vote of two-thirds of the outstanding shares of the Fund.

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Each nominee named in Proposal 3 must be elected by a plurality of the votes cast at the Meeting by the shareholders of the Fund.

Approval of Proposal 4 only requires a majority of votes cast on the proposal, whether or not a quorum is present.

The following table summarizes these voting requirements:

Vote Required for Approval
Proposal 1 (Approval of the Conversion)	Approved by two-thirds of the Fund’s outstanding shares.

Proposal 2 (Approval of Amendments to Certain of the Fund’s Fundamental Investment Objectives)	Approved by a “majority of the outstanding voting securities” of the Fund on each sub-proposal.

Proposal 3 (Election of Directors)	Each nominee must be elected by a plurality of the shares voted at the Meeting.

Proposal 4 (Adjournments)	A majority of the votes cast on the proposal.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST Proposals 1 and 2 and will have no effect on the vote on Proposal 3 or 4.

Properly executed proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Properly executed proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Proposals 1, 2 and 3 (and, if necessary, FOR Proposal 4) and in the best judgment of the named proxies as to any other matters.

PROPOSAL 1	TO APPROVE THE CONVERSION OF THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY

Shareholders are being asked to approve the Conversion. Upon the Conversion, each shareholder of the Fund will continue to own the same dollar value of shares in the Fund as the shareholder owned immediately prior to the Conversion (based on net asset value), but the shares will be reclassified as Class O Common Stock. Approval of the Conversion includes approval of the following related matters:

•	changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”) from that of a “closed-end company” to that of an “open-end company” and
•	amending and restating the Fund’s charter.

Background

Since 1929, the Fund has successfully operated as a closed-end management investment company, with the primary investment objective of growth and conservation of capital, and income as a secondary consideration.

In June 2005, Citigroup Inc. (“Citigroup”), the former parent company of Salomon Brothers Asset Management Inc (“SBAM”), announced that it had entered into a definitive agreement with Legg Mason, Inc., under which Citigroup would sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which included SBAM, to Legg Mason, Inc. (“Legg Mason”) (the “Transaction”). The Transaction, which is more fully described in the Salomon Brothers Funds Joint Proxy Statement dated September 2, 2005, was consummated on December 1, 2005, on which date SBAM became a wholly-owned subsidiary of Legg Mason.

As a result of the Transaction, the Fund’s previous management agreement with SBAM automatically terminated on December 1, 2005, in accordance with its terms and as required by the 1940 Act. On August 8, 2005, the Fund’s Board, including all Independent Directors, approved, subject to shareholder approval, a new management agreement between the Fund and SBAM (the “New Management Agreement”) to take effect upon the closing of the Transaction. Shareholders approved the New Management Agreement between the Fund and SBAM on November 29, 2005, and the Agreement took effect on December 1, 2005.

In September 2005, Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”) initiated a proxy contest soliciting Fund shareholders to vote against approval of the New Management Agreement until steps were taken to allow shareholders to redeem their shares at or near the Fund’s net asset value per share, thereby eliminating any differential between the market value of the Fund’s shares and their net asset value (the “discount”). During the Fund’s solicitation of proxies for approval of the New Management Agreement, the Board met on various occasions to review voting results. At a meeting on October 27, 2005, the Board was advised by Fund management and the Fund’s proxy solicitation agent of their mutual belief that the Fund was unlikely to obtain the percentage vote required for approval of the New Management Agreement. The Board, with the assistance of Fund management, Fund counsel and counsel to the Independent Directors, reviewed possible actions that might be taken in light of the voting results and projections received at the meeting and its continuing belief that approval of the New Management Agreement was essential to assure continuity of investment management services to the Fund after completion of the Transaction. Among other things, the Board reviewed at that meeting various measures that have been employed by closed-end funds to address the discount. Counsel to the Independent Directors provided memoranda to the Board and to the Independent Directors regarding these measures and other possible options. The Board reviewed the advantages and disadvantages of each such measure and the likelihood that each would treat all shareholders (including shareholders remaining in the Fund) fairly. Although the Board believed that the Fund’s closed-end structure was advantageous to shareholders, the Board considered management’s views that conversion of the Fund to an open-end structure would be feasible based upon, among other things, the Fund’s size and strategy of investing predominantly in liquid equity securities without utilizing leverage, and that such measure was most likely, among those considered, to treat all shareholders fairly. On that basis and in light of the Board’s belief in the need for continuity of investment management services to the Fund, the Fund was authorized to enter into discussions with Elliott regarding a possible conversion of the Fund to an open-end structure to eliminate the basis for its objections and the objections of other voting shareholders to approval of the New Management Agreement. Any agreement with Elliott was to be subject to the Board’s approval of its terms and conditions and the approval of the New Management Agreement by Fund shareholders.

At an in-person meeting held on November 9, 2005, the Board reviewed the proposed conversion of the Fund to an open-end structure. The Board considered relevant factors, including management’s belief that (i) conversion to an open-end structure would not materially impair the Fund’s particular investment program and that the Fund’s operations otherwise could be conducted within an open-end structure; (ii) the large size of the Fund likely would allow the Fund to remain economically viable in the event of large-scale redemptions; (iii) the Fund could be marketed and distributed to attract additional assets thereby offsetting, at least to some extent, redemptions; and (iv) conversion to an open-end structure would eliminate the discount permanently and treat all shareholders (including shareholders who wish to remain in the Fund) fairly. Contingent on negotiation of acceptable terms and conditions with Elliott, the Board determined unanimously to recommend to the Fund’s shareholders conversion of the Fund to an open-end structure.

At a meeting held on November 14, 2005, the Board approved a settlement agreement (the “Settlement Agreement”) with Elliott. As part of the settlement, the Fund announced its intention to convert into an open-end fund subject to shareholder approval of the New Management Agreement and the open-ending process.

If the Conversion occurs, the Fund’s investment objectives will not change. Certain changes in the Fund’s fundamental investment restrictions are required, however, as a result of the Conversion, as more fully described below.

As part of the integration of the CAM advisers, including SBAM, with Legg Mason, Legg Mason has advised the Board that it intends to combine part of CAM’s business operations with those of a Legg Mason subsidiary or affiliate. Part of the integration will include, among other things, sharing common systems and procedures, employees, investment and trading platforms and other resources. It is expected that these combination processes will result in changes to portfolio managers and portfolio management teams. Additionally, as a result of the integration, other features of the Fund, as an open-end fund, may change, such as fees, the addition of other share classes, or the renaming of certain share classes.

Differences Between Open-End and Closed-End Funds

The Fund is currently registered as a closed-end fund under the 1940 Act. Closed-end funds do not redeem their outstanding shares and do not engage in the continuous sale of new shares. Accordingly, closed-end funds operate with a relatively fixed capitalization. Shares of closed-end funds are normally bought and sold on national securities exchanges. The Fund’s shares are currently traded on the New York Stock Exchange; they would be delisted if Proposals 1 and 2 are approved and the Conversion occurs.

Below are more detailed descriptions of the legal and practical differences in the operation of the Fund as a closed-end fund and an open-end fund.

Right to Redeem

Shares of open-end funds, or “mutual funds,” are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the shares (less any redemption or other fee that may be imposed by the fund). Most open-end funds, including the Fund if the Conversion occurs, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares

Shareholders currently pay brokerage commissions in connection with the purchase and sale of Fund shares on the NYSE. If the Conversion occurs, investors wishing to acquire shares of the Fund (other than Class O shares) would be able to purchase shares either through selected financial intermediaries or directly from Legg Mason Investor Services, LLC (“LMIS”) and Citigroup Global Markets Inc. (“CGMI”). If the financial intermediary is a broker-dealer, the financial intermediary must have a signed dealer arrangement with LMIS or CGMI. New shareholders’ purchases may be subject to certain fees.

If the Conversion occurs, shareholders wishing to realize the value of their shares may do so by redeeming those shares at net asset value, less any applicable redemption fee. The Fund will charge a redemption fee equal to 0.75% of the aggregate net asset value of the shares being redeemed during the first 12 months following the Conversion on all redemptions of shares held at the time of Conversion. The redemption fee would be retained by the Fund to cover, among other things, administrative, trading and other costs relating to redemption, which costs would otherwise be borne by the Fund’s remaining shareholders.

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. The Board would generally expect to redeem in-kind any redemption request of $500,000 or more. In addition, pursuant to the Settlement Agreement, any redemption by Elliott within 12 months following the Conversion date of Class O shares owned by Elliott on the Conversion date may be made in-kind and will be subject to the 0.75% redemption fee described above.

Voting Rights

If the Conversion occurs, opportunities for shareholders to vote on particular issues will be less frequent, because under Maryland law, an open-end fund registered under the 1940 Act is not required to hold annual meetings of shareholders in any year in which the 1940 Act does not require the Fund’s shareholders to elect directors. Although the Fund’s By-Laws currently require the Fund to hold annual meetings of shareholders, the Board has approved amendments to the By-Laws, which amendments will take effect if the Conversion occurs, to provide that the Fund will not be required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual meetings each year, the Fund would save the costs of preparing proxy materials and soliciting shareholder votes on the usual proposals addressed at its annual meetings.

The Fund would, however, be required to hold a meeting of shareholders when shareholder approvals are required under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a shareholder meeting (i) to elect Directors if the number of Directors elected by shareholders were at any time less than two-thirds of the total number of Directors; (ii) to approve any change in the Fund’s fundamental investment policies; (iii) to approve material changes in the Fund’s management agreement; or, (iv) in certain cases, to approve changes in the distribution plan proposed to be adopted pursuant to Rule 12b-1 of the 1940 Act1. In addition, Maryland law and the Fund’s By-Laws would require the Fund to hold a special meeting of shareholders when requested in writing by shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the special meeting.

If the Conversion occurs, shareholders will generally continue to have one vote per share and an appropriate fraction of a vote for each fractional share on each matter submitted to a shareholder vote. Under the Fund’s charter, as permitted by Maryland law, the Board has the authority to increase or decrease the number of shares of any class of stock authorized in the charter, to reclassify unissued shares and to authorize the issuance of additional classes of stock, in each case without the consent of shareholders. As discussed below, the Board has approved the issuance of four classes of shares bearing different expenses specifically related to the distribution of shares of each class. The four classes would have the same voting rights except that each class would vote separately as a class with respect to matters that affect each class differently.

Determination of Net Asset Value

The Securities and Exchange Commission (“SEC”) regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications.

Expenses; Potential Net Redemptions

Although the Fund’s management fee schedule would not change as a result of the Conversion, the Fund’s expense ratio may increase as a result of the Conversion due to higher transfer agency expenses and the distribution plan proposed to be

[1]	As discussed below, Fund shares held by current shareholders would not become subject to any distribution plan adopted pursuant to Rule 12b-1. Accordingly, current Fund shareholders would have no occasion to vote on matters relating to a distribution plan unless they obtain shares subject to a distribution plan after the Conversion.

adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares or other share classes offered by the Fund (other than the Class O shares). The Conversion may also result in immediate, substantial redemptions and, consequently, a significant reduction in the size of the Fund’s net assets, although this result could eventually be offset by new sales of shares and reinvestment of dividends and capital gains distributions in shares of the Fund. A decreased asset base would immediately result in an increased expense ratio. The increase could be substantial. Also, as discussed earlier, as part of the integration of SBAM with Legg Mason, there may be additional changes to the management fee and expense ratio of the Fund.

In addition, the Fund might be required to sell portfolio securities in order to meet potential redemptions, thereby resulting in the realization of gains (or losses) and potentially increasing taxable distributions. Significant net redemptions could also render the Fund an uneconomical venture by virtue of the Fund’s diminished size. Should the Fund become too small to be considered economically viable or in connection with the integration, with Legg Mason, the Board might consider alternatives to continuing the Fund’s operation, ranging from the merger of the Fund with another affiliated or unaffiliated investment company to liquidation of the Fund. Under current conditions, the Fund does not foresee that it will become an uneconomical venture because of diminished size. The Fund may at a future date pursue these alternatives, and any merger or liquidation would require shareholder approval.

If the Conversion occurs, the Fund’s currently outstanding shares will be reclassified as Class O Common Stock. No shareholders will be able to purchase additional Class O shares. Other share classes will be available for purchase and have higher expenses than the Class O shares. The following table compares the current fees and expenses of the Common Stock of the Fund to the proposed fees and expenses of Class O shares of the Fund following the Conversion.

	Pre-Conversion		Pro Forma Class O Shares Post-Conversion
Shareholder Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		0.000%		0.000%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)		0.000%		0.000%
Redemption Fee		0.000%		0.750%	(1)

Annual Operating Expenses
Management Fees(2)	First $350 million	0.650%	First $350 million	0.650%
	Next $150 million	0.550%	Next $150 million	0.550%
	Next $250 million	0.525%	Next $250 million	0.525%
	Next $250 million	0.500%	Next $250 million	0.500%
	Over $1 billion	0.450%	Over $1 billion	0.450%
Distribution/Service (12b-1) Fee		0.000%		0.000%
Other Expenses		0.090%		0.120%
Total Fund Operating Expenses		0.620%		0.650%

(1)	Applies to Class O shares redeemed within 12 months following the closing date of the Conversion.
(2)	The base management fee may be increased or decreased based on the performance of the Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one-year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the one-year period preceding the end of the calendar quarter.

If the amount by which the Fund outperforms the S&P 500 Index is not a whole percentage point, a pro-rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is  1/4 of 0.10%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on June 30, 1995 for the one-year period ended on that date after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

Example:

This example helps you compare the costs of investing in shares of Common Stock of the Fund prior to Conversion with the cost of investing in Class O shares of the Fund post-Conversion.

Number of years you own your shares	1 Year	3 Years	5 Years	10 Years
Pre-Conversion	$63	$199	$346	$774
Post-Conversion (no redemption of shares)	$66	$208	$362	$810
Post-Conversion (with redemption of shares)	$141	$208	$362	$810

The example above assumes:

•	You invest $10,000 for the period shown.

•	You reinvest all distributions and dividends without a sales charge.

•	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

•	Your investment has a 5% return each year. (The assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance.)

•	You redeem your shares at the end of the period.

Elimination of Trading Discount

If the Conversion occurs, shareholders who wish to realize the net asset value of their shares will be able to do so by redeeming their shares at net asset value (less a 0.75% redemption fee in place for the first 12 months after the Conversion), thereby eliminating any trading discount. The Conversion would also eliminate any possibility that the Fund’s shares will trade at a premium over net asset value. If Proposals 1 and 2 are approved by shareholders, the discount may be reduced before the date of the Conversion to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of a prospective conversion of the Fund to an open-end fund. Note that the Fund’s discount declined to approximately 3.8% within a week after the November 15, 2005 announcement of the proposed Conversion, from an average of approximately 12.2% in the year leading up to the announcement.

Dividend Reinvestment

The Fund intends to continue to provide the opportunity for shareholders to receive distributions in cash or have their dividends and distributions reinvested in shares of the Fund. If the Conversion occurs, dividends and distributions may be reinvested in Fund shares of the same class you hold at net asset value. Currently, the Fund has a dividend reinvestment plan that provides that dividends and distributions are payable in the form of shares purchased in the open market at the market price (when the Fund’s shares are traded at a discount to net asset value) or in newly issued shares of the Fund (when the Fund’s shares are traded at a premium to net asset value).

Portfolio Management

Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund’s investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs, taxable distributions and portfolio turnover. SBAM does not, however, expect significant changes in the Fund’s investment policies or procedures as a result of the Conversion.

Illiquid Securities

An open-end investment company is subject to the SEC requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. Although closed-end funds in general are not subject to this requirement, the Fund’s current fundamental investment restrictions already prohibit the Fund from investing more than 15% of its net assets in illiquid securities. As of December 31, 2005, approximately 0.03% of the Fund’s assets were invested in illiquid securities.

Borrowings and Senior Securities

As discussed below under Proposal 2, the Board has approved, subject to shareholder approval, certain modifications to the Fund’s fundamental investment restrictions that would allow the Fund to borrow money in order to meet redemption requests. This revision would give the Fund the flexibility to avoid having to sell portfolio securities at inopportune times to cover redemptions.

The 1940 Act prohibits open-end funds from issuing “senior securities” representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than borrowings from banks where there is an asset coverage of at least 300%. The Fund’s current fundamental investment restrictions already prohibit the Fund from issuing senior equity securities and from borrowing in order to leverage the Fund’s investments. These aspects of the Fund’s fundamental investment restrictions will not be amended.

Shareholder Services

If the Conversion occurs, various services will be made available to shareholders other than Class O shares. These will include an automatic investment plan that allows a shareholder to authorize the transfer agent to automatically transfer funds on a periodic basis, participation in an exchange privilege that allows shareholders to exchange their shares for shares of the same class of another Salomon Brothers fund, participation in the systematic exchange privilege that allows shareholders to request that shares of the Fund be exchanged monthly for shares of the same class of any other Salomon Brothers fund and permitting shareholders to effect exchange and redemption transactions by telephone. The cost of these services will normally be borne by the Fund rather than by participating shareholders.

Rule 12b-1 Distribution Plan

Shareholders currently pay brokerage commissions in connection with the purchase and sale of Fund shares on the NYSE. An open-end fund is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act, subject to shareholder approval of the plan. The Fund intends to adopt a distribution plan pursuant to Rule 12b-1 (the “Distribution Plan”) to take effect upon the Conversion in order to reimburse LMIS for costs incurred by it in distributing Class A, Class B and Class C shares of the Fund or other classes of shares the Fund may issue.

The proposed Distribution Plan would not apply to Class O shares of the Fund (which is why shareholder approval of the Distribution Plan is not being sought). Accordingly, the Distribution Plan would not have the effect of increasing the fees and expenses attributable to Class O shares; no fees under the Distribution Plan would be assessed with respect to Class O shares.

Minimum Investment and Involuntary Redemptions

If the Conversion occurs, the Fund will establish certain minimum investment amounts and other criteria. The minimum initial investment amounts will not apply to shares held as of the Conversion date provided that the below-minimum account balances do not result from redemptions after the Conversion. Investments after the Conversion will be required to meet minimum investment amounts and other criteria.

After the Conversion, the Fund will be able to redeem the shares of any shareholder whose account balance falls below the minimum investment amount as a result of redemptions, but not as a result of a reduction in value from changes in the value of shares.

Market Timing Activities

Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. If the Conversion occurs, the Board will approve and implement policies and procedures that are intended to discourage and prevent excessive trading of Fund shares and market timing abuses through the use of various surveillance techniques.

Qualification as a Regulated Investment Company

The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, after the Conversion. This qualification will allow the Fund to continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

Stock Certificates

If the Conversion occurs, each certificate representing shares of the Fund as a closed-end fund will automatically represent the same number of Class O shares of the Fund as an open-end fund. All shares of the Fund, including all shares outstanding as of the Conversion (even if previously certificated), will be maintained in book-entry form by the Fund’s transfer agent. All shares issued after the Conversion will not be certificated. Shareholders holding stock certificates of the closed-end fund shares as of the Conversion date will be asked to surrender their certificates and have their shares maintained in book-entry form by the Fund’s transfer agent. Shareholders who retain stock certificates will be required to surrender their stock certificates to the Fund’s transfer agent before they can redeem shares represented by those certificates. All shareholders are encouraged to surrender their certificates immediately after the Conversion is approved regardless of whether they intend to redeem their shares after the Conversion. If the Conversion is approved, shareholders will receive a letter with instructions for delivering their certificates to the transfer agent.

Non-U.S. Shareholders

If the Conversion occurs, non-U.S. citizens and U.S. citizens residing outside the United States (except U.S. citizens with U.S. military A.P.O. or F.P.O. addresses) will not be allowed to purchase shares of the Fund. These non-U.S. shareholders who hold shares of the Fund on the Conversion date may continue to hold those shares, but will not be permitted to purchase additional shares.

Changing the Fund’s Sub-Classification to that of an Open-End Fund

If approved by shareholders, the Conversion will be implemented as soon as practicable. However, the Conversion will not be implemented until the registration of the Fund’s shares becomes effective under the Securities Act of 1933, as amended. The Fund will also file the amended and restated charter with the State Department of Assessments and Taxation in Maryland.

Although the Fund will use all practicable measures to keep costs relating to the Conversion at a minimum, certain costs will be incurred, many of which will be non-recurring, in connection with the Conversion. These costs would include costs associated with the preparation of a registration statement and prospectus (including printing and mailing costs) as required by the federal securities laws, proxy solicitation costs, including costs associated with the preparation of these proxy materials, and the payment of fees under state securities laws. The Fund estimates that these costs will total approximately $750,000. Citigroup and Legg Mason have agreed to reimburse the Fund for expenses incurred in connection with the Conversion up to $750,000. Accordingly, the Fund does not expect the Conversion to have a material effect on the Fund’s net assets.

Neither the Fund nor its shareholders will recognize any gain or loss for federal income tax purposes upon the Conversion, and the Conversion will not affect a shareholder’s holding periods or adjusted tax basis in the shareholder’s shares of the Fund. A shareholder who redeems shares of the Fund after the Conversion would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the shareholder’s adjusted tax basis in the shares redeemed. The gain or loss would generally be capital gain or loss if the redeemed shares had been held as a capital asset and would be long-term capital gain or loss if the redeemed shares had been held for more than one year on the date of redemption.

Redemption proceeds normally will be sent within seven days after receipt of a proper request for redemption in accordance with redemption procedures specified in the open-end fund prospectus. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. The Board will generally expect to redeem in-kind any redemption request of $500,000 or more. In addition, pursuant to the Settlement Agreement, any redemption by Elliott within 12 months following the Conversion date of Class O shares owned by Elliott on the Conversion date may be made in-kind and will be subject to the 0.75% redemption fee described above. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon a later sale.

Amending and Restating the Fund’s Charter

If the Conversion is approved, the Fund’s charter will be amended and restated to (i) authorize the issuance of redeemable securities at net asset value and (ii) provide that the Fund’s shares will be redeemable at the option of shareholders. In addition, the Board has proposed certain other amendments to the Fund’s charter, explained in more detail below, which the Board has deemed necessary and appropriate in connection with the Conversion. In connection with the amendment and restatement of the Fund’s charter, the Board has authorized certain conforming amendments to the Fund’s By-Laws. A copy of the proposed Articles of Amendment and Restatement, showing all proposed amendments to the Fund’s charter, which will amend and restate the Fund’s charter, is attached hereto as Appendix A. The discussion of the amendments below is qualified in its entirety by reference to the Articles of Amendment and Restatement.

Specifically, it is proposed that the Fund’s charter be amended to classify the Fund’s shares into Class A, Class B, Class C and Class O shares and to reclassify the shares of the Fund outstanding at the time of the Conversion as Class O shares. It is also proposed that the par value of the Fund’s shares be reduced from $1.00 per share to $.001 per share. The effect of this amendment would be to reduce the one-time capitalization fee payable if and when the number of authorized shares of the Fund is increased.

Additionally, among the other proposed amendments to the Fund’s charter is the revision of certain provisions that are intended to limit the ability of other entities and persons to acquire control of the Fund, the power of the Fund to engage in certain transactions and the ability of the Board or shareholders to amend the charter or effect changes in the management of the Fund. These amendments would reduce the votes required to approve a merger of the Fund with or into another corporation or the liquidation or dissolution of the Fund. Under the current charter, the affirmative vote of two-thirds of the outstanding shares of the Fund is required to authorize the merger of the Fund with or into another investment company, the liquidation or dissolution of the Fund or the amendment of the Fund’s charter. The proposed revisions would reduce the required vote to a majority of the outstanding shares of the Fund to authorize these transactions.

The provisions described in the preceding paragraph, which may be regarded as “anti-takeover” provisions, were intended to have the effect of reducing the Fund’s vulnerability to unsolicited takeover proposals and to deter changes in control of the Fund. The Conversion would eliminate the need for these precautionary measures. Therefore, the Board has considered and unanimously approved, subject to shareholder approval of this Proposal, amendments to the charter eliminating these provisions to take effect if the Conversion occurs.

The shareholders are also being asked to approve an amendment to the charter to reduce the votes required to constitute a quorum at shareholder meetings from a majority to one-third of the votes entitled to be cast. The reduction will facilitate the attainment of a quorum and reduce expenses associated with the additional solicitation of proxies.

Shareholder Approval

To become effective, the Conversion must be approved by a vote of two-thirds of the outstanding shares of the Fund. The Conversion was approved by the Independent Directors, separately, and by the Board of the Fund, as a whole, after consideration of all factors they determined to be relevant to their deliberations, including those discussed above. Proposal 1 will not become effective unless Proposal 2 and Proposal 3 are also approved. The Board of the Fund also determined to submit the Conversion for consideration by the shareholders of the Fund.

The Board of the Fund unanimously recommends that shareholders of the Fund vote FOR the approval of the Conversion.

PROPOSAL 2	TO APPROVE CERTAIN AMENDMENTS TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates pursuant to certain investment restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund’s restrictions that are considered fundamental may not be changed without shareholder approval. Other investment policies and restrictions may be changed by the Board without shareholder approval.

The Board has determined that if the Conversion occurs, certain of the Fund’s fundamental investment restrictions must be modified to facilitate the Fund’s operation as an open-end investment company. Specifically, the Board has proposed amendments to the Fund’s fundamental investment restrictions relating to (i) borrowing, (ii) investing in real estate, (iii) lending and (iv) investing in other investment companies. The proposed amendments are also intended to conform these restrictions to the restrictions applicable to other open-end funds advised by SBAM.

Set forth below is a comparison of the current and proposed fundamental restrictions, followed by a brief explanation of the significance of the proposed change for the Fund.

SUB-PROPOSAL 2(a)	Fundamental Investment Restriction Relating to Borrowing

Current Form

The Fund may not borrow money on a long-term basis for the purpose of creating leverage on its capital stock. The Fund may borrow money when deemed advisable for temporary corporate purposes; provided, however, that the amount of such borrowings plus the amount of all of its other outstanding borrowings does not exceed 25% of the value of the total net assets of the Fund.

Proposed Revision

The Fund may not borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 25% of its total assets at the time the borrowing is made, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.

Explanation of Revision

The proposed revision of the Fund’s fundamental investment restriction relating to borrowing is intended to further clarify the limitations on borrowing applicable to the Fund and to specify that the Fund may borrow money only temporarily or in extraordinary or emergency situations, and only from banks. As discussed above, after the Conversion, Fund shareholders may redeem their shares from the Fund at any time. Providing the Fund with the flexibility to borrow money to cover redemption requests prevents Fund management from having to sell portfolio securities at inopportune times to cover redemptions. The proposed revision also clarifies what constitutes borrowing for the purposes of this fundamental investment restriction, and allows the Fund to borrow only from banks, which is a 1940 Act limitation applicable to open-end funds. In addition, this amendment conforms the Fund’s restriction to the fundamental restriction on borrowing applicable to other open-end funds advised by SBAM.

SUB-PROPOSAL 2(b)	Fundamental Investment Restriction Relating to Investing in Real Estate

Current Form

The Fund may purchase or otherwise acquire and sell or otherwise dispose of real estate in its own name or in the name of any majority-owned subsidiary whenever, in the judgment of its Board of Directors, it is deemed advantageous to the Fund; provided, however, in the case of purchases, the cost of such real estate plus the value of all other real estate owned at the time and all other illiquid assets will not exceed 15% of the value of the total assets of the Fund.

Proposed Revision

The Fund may not purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.

Explanation of Revision

Open-end funds are generally prohibited from directly investing in real estate. This amendment conforms the Fund’s restriction to the fundamental restriction on investing in real estate applicable to other open-end funds advised by SBAM. Additionally, the Fund does not currently make direct investments in real estate. Accordingly, this amendment would not materially affect the Fund’s investment operations.

SUB-PROPOSAL 2(c)	Fundamental Investment Restriction Relating to Lending

Current Form

The Fund may make loans (1) when such loans are a part of or incidental to other transactions in which the Fund may engage, (2) to subsidiaries, (3) against full collateral and (4) otherwise as deemed advisable; provided, however, that the Fund shall not make any such other loans if immediately thereafter the aggregate of all loans made pursuant to this clause (4) at the time outstanding shall exceed 10% of the value of its total assets; it being understood that the purchase of an issue of bonds, debentures or other securities, whether or not upon original issue, is not to be considered the making of a loan, provided that such bonds, debentures or other securities are liquid securities.

Proposed Revision

The Fund may not make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.

Explanation of Revision

The proposed revision of the Fund’s fundamental investment restriction relating to lending is intended simply to clarify the Fund’s existing restriction. First, the revision specifies that the Fund may enter into repurchase agreements with respect to portfolio securities and may lend portfolio securities up to one-third of the value of its total assets. Also under the revised restriction, collateral arrangements with respect to options, forward currency transactions and futures transactions are not considered loans of securities. The revision specifies that a delay in the settlement of a securities transaction is not considered making a loan. In addition, this amendment conforms the Fund’s restriction to the fundamental restriction on lending applicable to other open-end funds advised by SBAM.

SUB-PROPOSAL 2(d)	Fundamental Investment Restriction Relating to Investing in Other Investment Companies

Current Form

The Fund may purchase the securities of other closed-end investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act, provided that no such purchase shall be made if immediately thereafter more than 15% of the value of the assets of the Fund would be invested in such companies. The Fund may also consummate mergers with other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act whenever the opportunities arise on terms that are favorable to the Fund in the opinion of its Board of Directors.

Proposed Revision

The Fund may not purchase the securities of another investment company or investment trust except to the extent permitted by the 1940 Act and any rules thereunder or exemptions therefrom, or except when such purchase is part of a plan of merger or consolidation.

Explanation of Revision

This amendment conforms the Fund’s fundamental investment restriction relating to investing in other investment companies to the corresponding fundamental restriction applicable to certain other open-end funds advised by SBAM. The proposed revision removes the reference to “other closed-end investment companies” that appears in the Fund’s current investment restriction, thus limiting the Fund’s ability to purchase shares of all types of investment companies. The revision would not place any additional material limitations on the Fund’s current investment program.

The Board believes that the proposed amendments to these fundamental investment restrictions are necessary and appropriate in connection with the Conversion and will enable the Fund to continue to pursue its investment objectives as an open-end fund. In addition, the Board believes that standardization of the fundamental investment restrictions between the Fund and other mutual funds advised by SBAM will promote operational efficiencies and facilitate compliance monitoring.

Shareholder Approval

To become effective, the proposed revision of the Fund’s fundamental investment restrictions relating to borrowing, lending, investing in real estate and investing in other investment companies must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Additionally, Proposal 2 will not become effective unless Proposal 1 and Proposal 3 are also approved. The revisions to the Fund’s fundamental investment restrictions were approved by the Independent Directors, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations. The Board also determined to submit the proposed revisions to the Fund’s fundamental investment restrictions for consideration by the shareholders of the Fund.

The Board of the Fund unanimously recommends that shareholders of the Fund vote FOR the approval of each of the amendments to the Fund’s fundamental investment restrictions.

PROPOSAL 3	TO ELECT DIRECTORS

The purpose of this proposal is to elect Directors of the Fund.

The enclosed proxy card will be voted FOR all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board, as shown below, unless the proxy card contains specific instructions to the contrary.

You are being asked to re-elect the current Directors of the Fund for an indefinite term. If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Directors.

Under Maryland law and the 1940 Act, open-end funds are not required to hold annual meetings of shareholders to elect directors. Accordingly, if the Conversion occurs, amendments to the Fund’s By-Laws will take effect under which the Fund will no longer be required to hold annual meetings of shareholders, and its Directors will no longer be elected on an annual basis. Therefore, each Nominee, if elected, will hold office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Information about the Nominees for the Board is set forth below. Each Nominee has consented to serve on the Board if elected by shareholders. The number of Nominees for the Board equals the number of Directors fixed by the Board for the time being. Each Nominee has been nominated by the Nominating Committee.

Nominees

The Nominees for the Board, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the fund complex(2) the Nominees oversee and other board memberships of public companies they hold are set forth below. The address for each non-interested Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

(2)	“Fund complex” means two or more registered investment companies that (1) hold themselves out to investors as related investment companies for purposes of investment and investor services; or (2) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

An asterisk in the table below identifies that Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his positions with Legg Mason or its affiliates described in the table below. Mr. Gerken’s address is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Name and Year of Birth	Position(s) with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Comp\lex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Director/Nominee:
Andrew L. Breech Birth Year: 1952	Director	Since 1991	President, Dealer Operating Control Service, Inc. (automotive management) (since 1985)	3	None

Carol L. Colman Birth Year: 1946	Director	Since 1992	President, Colman Consulting Co.	37	None

William R. Dill Birth Year: 1930	Director	Since 1985	President, Maine College of Art; Educational Consultant	3	None

William R. Hutchinson Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Thomas F. Schlafly Birth Year: 1948	Director	Since 1986	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1991)	3	None

Interested Director:
R. Jay Gerken, CFA* Birth Year: 1951	President, Chairman and Chief Executive Officer; Director	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (1996-2001), Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001).	182	None

Board Meetings

During the most recent fiscal year, the Board met ten times. Each Nominee up for election attended more than 75% of aggregate Board and committee meetings on which he served.

Compensation

Information regarding compensation paid to the Nominees is set forth below. The Independent Directors receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Fund but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The following table provides information concerning the compensation paid to each director by the Fund during the fiscal year ended December 31, 2005 and the total compensation paid to each Director by the Fund and other funds in the fund complex for the calendar year ended December 31, 2005. Certain of the Directors listed below are members of the Audit and Nominating Committees of the Fund and other committees of certain other investment companies advised by SBAM and investment advisers affiliated with SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. In addition, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with Board meetings. During the last fiscal year, the Fund reimbursed expenses in an aggregate of $25,423.

	Aggregate Compensation from the Fund	Total Compensation from Fund Complex Paid to Director(1)(3)	Number of Portfolios in Fund Complex Served by Director
Andrew L. Breech(2)	$11,000	$29,250	3
Carol L. Colman(2)	$12,250	$233,250	37
William R. Dill(2)	$11,500	$29,750	3
William R. Hutchinson(2)	$12,000	$274,350	44
Thomas F. Schlafly(2)	$12,000	$31,250	3

(1)	Information for calendar year ended December 31, 2005.
(2)	Member of the Audit Committee.
(3)	In addition to the amounts set forth above, Messrs. Breech, Dill, Hutchinson and Schlafly and Ms. Colman received $13,500, $15,250, $163,450, $17,250 and $171,750, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the Fund. Those amounts were borne by SBAM and not the Fund.

The Fund does not provide any pension or retirement benefits to Directors or officers.

Upon attainment of age 75, Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for the lesser of five years or the number of years he or she served as an active Director of the Fund, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund’s last fiscal year, total compensation paid by the Fund to Directors emeritus totaled $6,250.

Equity Securities Owned by Directors

The following table shows the amount of equity securities owned by the Nominees in the Fund and other registered investment companies overseen or to be overseen by the Director or Nominee within the same family of investment companies(3) as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Director in Fund Complex
Interested Director:
R. Jay Gerken, CFA	$10,001-$50,000	Over $100,000

(3)	“Family of investment companies” means any two or more registered investment companies that (1) share the same investment adviser or principal underwriter; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Director in Fund Complex
Non-interested Directors:
Andrew L. Breech	$50,001-$100,000	Over $100,000
Carol L. Colman	Over $100,000	Over $100,000
William R. Dill	$10,001-$50,000	Over $100,000
William R. Hutchinson	Over $100,000	Over $100,000
Thomas F. Schlafly	$10,001-$50,000	Over $100,000

None of the Independent Directors nor their family members had any interest in SBAM, CGMI, SBFM, LMIS or any person directly or indirectly controlling, controlled by or under common control with SBAM, CGMI, SBFM or LMIS as of December 31, 2005.

Officers of the Fund

The officers of the Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board.

Each officer is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of that individual’s position with Legg Mason or its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
R. Jay Gerken, CFA Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of SBFM and CFM; President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of TIA (2002-2005); Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001).	N/A	N/A

Andrew Shoup Birth Year: 1956	Senior Vice President and Chief Administrative Officer Senior Vice President and Treasurer	Since 2003 1998-2002	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Head of International Funds Administration of CAM (2001-2003); Director of Global Funds Administration of CAM (2000-2001); Head of U.S. Citibank Funds Administration of CAM (1998-2000)	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Andrew Beagley Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM and Legg Mason; Managing Director, CAM (since 2005); Director, CAM (2000-2005); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (1997-1999)	N/A	N/A

Robert I. Frenkel Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of Legg Mason (since 2005); Officer of Citigroup or its predecessors (1994-2005); Secretary of CFM; Secretary of certain mutual funds associated with Legg Mason; Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Frances M. Guggino Birth Year: 1957	Treasurer and Chief Financial Officer Controller	Since 2004 2002-2004	Director, CAM (1991-2005); Treasurer and/or Controller of certain funds associated with Legg Mason (since 2005); Treasurer and/or Controller of certain funds associated with Citigroup (1991-2005)	N/A	N/A

Wendy S. Setnicka Birth Year: 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (1998-2002)	N/A	N/A

Michael Kagan Birth Year: 1960	Executive Vice President	Since 2001	Co-Director of Research for CAM North America; Managing Director of SBAM	N/A	N/A

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Kevin Caliendo Birth Year: 1970	Executive Vice President	Since 2005	Director of CAM (since 2002); Investment Officer of SBAM (since 2002); Investment Officer of certain mutual funds associated with Legg Mason (since 2005); Investment Officer of certain mutual funds associated with Citigroup (2002-2005); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors, LLC (2001-2002); Convertible Bond Analyst of the Healthcare Sector for Wachovia Securities (1998-2001)	N/A	N/A

*	Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.

Standing Committees of the Board

The business affairs of the Fund are managed by or under the direction of the Board.

The Board has a standing Audit Committee comprised of all of the Directors who are not “interested persons” of the Fund, SBAM or their affiliates, within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the financial statements of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves and recommends to the Independent Directors of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by its independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to SBAM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee of the Fund met five times during the fiscal year ended December 31, 2005. The Fund adopted an Audit Committee Charter at a meeting held on February 4, 2004, a copy of which was filed as Annex A to the Fund’s proxy statement dated March 26, 2004.

The Board has a standing Nominating Committee. All Directors who are not “interested persons” of the Fund, within the meaning of the 1940 Act, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Directors. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary and include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee of the Fund met once during the fiscal year ended December 31, 2005. The Fund adopted a Nominating Committee Charter at a meeting held on February 4, 2004, a copy of which was filed as Annex B to the Fund’s proxy statement dated March 26, 2004.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has no specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund.

Attendance of Directors at Annual Meeting

The Fund does not have a formal policy with regard to attendance of Directors at annual meetings. Each of the Directors attended the Fund’s annual meeting in 2005.

Legal Proceedings and Recent Developments

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and SBAM (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future. As of the date of this SAI, SBAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

The Fund is not a party to the lawsuit described above.

*  *  *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”).

Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board approved a new transfer agency contract for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the contractual arrangement described above and will not receive any payments.

*  *  *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds (the “funds”), rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this proxy statement, SBFM believes that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the SBFM and SBAM and their affiliates to continue to render services to the funds under their respective contracts.

*  *  *

The Fund has received information concerning SBFM and SBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBAM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Shareholder Approval

Proposal 3, the election of the Director Nominees, whose new term of office will commence as of the date of their election, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Additionally, Proposal 3 will only become effective if Proposal 1 and Proposal 2 are approved.

The Board unanimously recommends that the shareholders of the Fund vote FOR the election of each of the Director Nominees to the Board.

OTHER BUSINESS

The only business to be conducted at the Meeting will be the approval of Proposals 1, 2 and 3 as described above. No other business may be presented at the Meeting, other than adjournment, if necessary, to solicit additional proxies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Directors, including a majority of the Independent Directors, have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund’s current fiscal year 2005. KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Fund.

PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s independent registered public accounting firm until June 22, 2005.

PwC resigned as the independent registered public accounting firm for the Fund effective as of June 22, 2005. A majority of the Fund’s Directors, including a majority of the Independent Directors, approved the appointment of KPMG, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PwC on the Fund’s financial statements for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during the Fund’s fiscal year ended December 31, 2004 and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such periods.

No representatives of KPMG or PwC will be present at the Meeting.

Set forth below for each of the Fund’s two most recent fiscal years are the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided to the Fund.

(i) Audit Fees. “Audit Fees” are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

The aggregate Audit Fees billed in the fiscal years ended December 31, 2004 and December 31, 2005 for professional services rendered by PwC were $42,000 and $42,000, respectively. KPMG has not billed the Fund for professional services rendered as of December 31, 2005.

(ii) Audit-Related Fees. “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

There were no aggregate Audit-Related Fees billed in the fiscal years ended December 31, 2004 and December 31, 2005 by PwC or KPMG.

In addition, there were no Audit-Related Fees billed in the fiscal years ended December 31, 2004 and December 31, 2005 for assurance and related services by PwC or KPMG to SBAM and any service provider controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the “Covered Service Providers”), that were reasonably related to the performance of the annual audit of the Covered Service Providers. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended December 31, 2004 and December 31, 2005.

(iii) Tax Fees. “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

The aggregate Tax Fees billed in the fiscal years ending December 31, 2004 and December 31, 2005 for tax services rendered by PwC were $3,000 and $6,500, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Fund for any tax-related services rendered.

There were no fees billed for tax services by PwC or KPMG to Covered Service Providers during the fiscal years ended December 31, 2004 and December 31, 2005 that required pre-approval by the Audit Committee.

(iv) All Other Fees. “All Other Fees” include all fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

There were no other fees billed for other non-audit services rendered by PwC or KPMG to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005.

The aggregate fees billed for all other non-audit services rendered by PwC to the Covered Service Providers requiring pre-approval by the Audit Committee for the fiscal years ended December 31, 2004 and December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various CAM entities a profitability review of SBAM and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.34 million and $0, respectively, all of which were pre-approved by the Audit Committee.

There were no non-audit services rendered by KPMG to the Covered Service Providers.

The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, SBAM and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditor during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each of the Fund’s two most recent fiscal years, there were no services rendered by PwC or KPMG to the Fund for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Fund and SBAM or any entity controlling, controlled by, or under common control with SBAM that provides ongoing services to the Fund were $6.4 million by PwC and $2.7 million by KPMG, respectively, in 2004 and 2005.

The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC and KPMG to SBAM and the Covered Service Providers that were not pre-approved is compatible with maintaining PwC’s and KPMG’s independence. All services provided by PwC and KPMG to the Fund, SBAM or the Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of January 9, 2006, the persons listed in Appendix B owned of record 5% or more of the Fund’s outstanding shares as set forth on Appendix B.

Security Ownership of Management

As of December 30, 2005, the Directors and officers of the Fund owned, in the aggregate, less than 1% of the Fund’s outstanding shares.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Directors and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC and the NYSE or American Stock Exchange, as applicable. These persons and entities are required by SEC regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms furnished to the Fund, the Fund believes that its Directors and officers, SBAM and affiliated persons of SBAM have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of the Fund’s Common Stock, except as set forth in Appendix B.

Communications with the Board and Directors

Shareholders of the Fund can send communications to the Board and to individual Directors in accordance with the following process: the Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

The Salomon Brothers Fund Inc

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Submission of Shareholder Proposals

If the Conversion does not occur, the Fund will hold an annual meeting of shareholders in 2006. A shareholder proposal intended to be presented at the 2006 annual meeting of shareholders must have been received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, not later than November 16, 2005 to be included in the proxy statement and the form of proxy relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included in a proxy statement. Shareholder proposals are subject to certain regulations under the federal securities laws. In addition, if the Conversion does not occur, the persons named as proxies for the Fund’s next annual meeting of shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives (or received) notice of the matter between January 25, 2006 to February 23, 2006, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals. However, if the Fund’s 2006 Annual Meeting is held earlier than March 26, 2006 or later than June 24, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 annual meeting to the later of 60 days prior to the date of the 2006 annual meeting or 10 days following the public announcement of the date of the 2006 annual meeting.

If the Conversion occurs, the Fund will no longer hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that the proposal will be included in a proxy statement.

Expense of Proxy Solicitation

Citigroup and Legg Mason will bear up to $750,000 of the costs of the Conversion, which include the costs of preparing, printing and mailing the enclosed proxy, accompanying notice and the Proxy Statement and all other costs in connection with the solicitation of proxies for the Meeting. These costs will be borne by Citigroup and Legg Mason even if the proposals are not successful. It is estimated that the costs relating to the Conversion, including the solicitation of proxies for the Meeting, will total approximately $750,000, meaning the Fund is not expected to ultimately bear any costs relating to the Conversion, including the solicitation of proxies for the Meeting. Solicitation may be made personally, by letter or by telephone by officers, employees or representatives of SBAM or its affiliates, by Directors and representatives of the Fund or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, CAM, on behalf of the Fund, has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $230,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), which amount will be included in the costs of the Conversion, up to $750,000 of which will be borne by Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of the Fund is December 31.

General

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment or postponement. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment or postponement of the Meeting, whether or not a quorum is present, to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment or postponement and further solicitation is reasonable and in the best interests of the Fund. Persons named in the enclosed proxy will vote for adjournment if adjournment is proposed by the Chairman of the Meeting, as prescribed in Proposal 4. Additionally, under the By-Laws of the Fund, a meeting may be adjourned from time to time without further notice by the chairman of the meeting. In each case, the meeting may be adjourned to a date not more than 120 days after the original record date. Also under the By-Laws of the Fund, a meeting may be postponed from time to time without further notice by the Board to a date not more than 90 days after the original record date.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the instructions to vote by telephone or over the Internet on your proxy card.

Robert I. Frenkel

Secretary

February 3, 2006

Appendix A

Amended and Restated Charter

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

THE SALOMON BROTHERS FUND INC

[^]FIRST: The Salomon Brothers Fund Inc, a Maryland corporation[^] (the [^]”Corporation[^]”), desires to amend and restate its charter (the “Charter”) as currently in effect and as hereafter amended.

SECOND: The following provisions are all of the provisions of the Charter currently in effect as hereafter amended:

ARTICLE I

NAME

The name of the Corporation is THE SALOMON BROTHERS FUND INC.

ARTICLE II

PRINCIPAL OFFICE, REGISTERED AGENT

The post-office address of the principal office of the [^]Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, [^]300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the [^]Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of the State of Maryland, and the post-office address of the resident agent is [^]300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE III

PURPOSES AND POWERS

[^]3.1 The nature of the business or objects or purposes to be transacted, promoted or carried on by the [^]Corporation are as follows:

(a) To underwrite, purchase, acquire, hold, pledge, hypothecate, exchange, sell, contract to sell, deal in and dispose of, alone or in syndicates or otherwise in conjunction with others, stocks, bonds and other evidences of indebtedness and obligations of any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, and evidences of any interest in respect of any such stocks, bonds and other evidences of indebtedness and obligations; to issue in exchange therefor its own stocks, bonds or other obligations; and, while the owner or holder of any such, to exercise all the rights, powers and privileges of ownership in respect thereof; and, to the extent now or hereafter permitted by law, to aid by loan, subsidy, guaranty or otherwise those issuing, creating or responsible for any such stocks, bonds or other evidences of indebtedness or obligations or evidences of any interest in respect thereof.

(b) To purchase acquire, hold, mortgage, pledge, hypothecate, exchange, sell, deal in and dispose of, alone or in syndicates or otherwise in conjunction with others, commodities and other personal property and real property of every kind, character and description whatsoever and wheresoever situated, and any interest therein.

(c) To engage in any mercantile, manufacturing or trading business of any kind or character whatsoever, within or without the State of Maryland, and to do all things incidental to any such business; to cause to be formed, merged or reorganized or liquidated, and to promote, take charge of and aid in any way permitted by law the formation, merger, reorganization or liquidation of, any corporation, association or entity in the United States or abroad.

(d) To enter into any lawful arrangements for sharing profits, union of interest, reciprocal concession or cooperation, with any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, in the carrying on of any business which the [^]Corporation is authorized to carry on or any business or transaction deemed necessary, convenient or incidental to carrying out any of the purposes of the [^]Corporation.

(e) To act in any and all parts of the world in any capacity whatsoever as financial, commercial or business agent or representative, general or special, for domestic and foreign corporations, associations, partnerships, syndicates, entities, persons, governments, municipalities and other public bodies.

(f) To make, enter into and carry out any arrangements with any domestic or foreign governmental, municipal or public authority or with any corporation, association, partnership, syndicate, entity or person, domestic or foreign, to obtain therefrom or otherwise to acquire by purchase, lease, assignment or otherwise any powers, rights, privileges, immunities, franchises, guaranties, grants and concessions; to acquire, hold, own, exercise, exploit, dispose of and realize upon the same, and to undertake and prosecute any business dependent thereon; and to promote, cause to be formed and aid in any way any corporation, association, partnership, syndicate or entity for any such purposes.

(g) To acquire, hold, use, sell, assign, lease and grant licenses or sub-licenses in respect of, pledge or otherwise dispose of, letters patent of the United States or any foreign country, patent rights, licenses, privileges, inventions, improvements, processes, copyrights, trademarks and trade names relating to or useful in connection with any business of the [^]Corporation.

(h) To enter into, make, perform and carry out or cancel and rescind contracts for any lawful purposes pertaining to its business with any person, entity, syndicate, partnership, association, corporation or governmental, municipal or public authority, domestic or foreign.

(i) To acquire all or any part of the good will, rights, property and business of any person, entity, partnership, association or corporation heretofore or hereafter engaged in any business similar to any business which the [^]Corporation has power to conduct, to pay for the same in cash or in stock, bonds or other obligations of the [^]Corporation or otherwise, to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation and conduct in any lawful manner the whole or any part of the business thus acquired.

(j) To make any guaranty respecting stocks, dividends, securities, indebtedness, interest, contracts or other obligations so far as the same may be permitted to be done by a corporation organized under the laws of the State of Maryland.

(k) To borrow or raise moneys for any of the purposes of the [^]Corporation and from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment thereof and of the interest thereon by mortgage on, or pledge, conveyance or assignment in trust of, the whole or any part of the assets of the [^]Corporation, real, personal or mixed, including contract rights, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such securities or other obligations of the [^]Corporation for its corporate purposes.

(l) To loan its uninvested funds and/or surplus from time to time to such extent as the [^]Corporation may deem advisable in call and/or in time loans, upon such security, if any, as the Board of Directors may determine.

(m) To purchase, hold, sell, transfer, reissue or cancel the shares of its own capital stock or any securities or other obligations of the [^]Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Maryland; provided that the [^]Corporation shall not use its funds or other assets for the purchase of its own shares of stock when such use would cause any impairment of the capital of the [^]Corporation, and provided further that shares of its own capital stock belonging to the [^]Corporation shall not be voted directly or indirectly.

(n) In general, to carry on any business not contrary to the laws of the State of Maryland and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations formed thereunder; and to do any and all of the acts and things herein set forth to the same extent as natural persons could do, and in any part of the world, as principal, factor, agent, contractor, trustee or otherwise, either alone or in company with any person, entity, syndicate, partnership, association or corporation; to establish and maintain offices and agencies within, and anywhere outside of, the State of Maryland; and to exercise all or any of its corporate powers and rights in the State of Maryland and in any and all other states, territories, districts, colonies, possessions or dependencies of the United States of America and in any foreign countries.

(o) To do everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers herein set forth and to do every other act and thing incidental thereto or connected therewith, provided the same be not forbidden by the laws of the State of Maryland.

3.2 The foregoing clauses shall be construed as powers as well as objects and purposes, and the matters expressed in each clause shall, except if otherwise expressly provided, be in no wise limited by reference to or inference from the terms of any other clause, but shall be regarded as independent objects, purposes and powers; and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the [^]Corporation; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

3.3 The [^]Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of this character by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

ARTICLE IV

STOCK

[^]4.1 The total number of shares of stock of all classes which the [^]Corporation shall have authority to issue is 125 million (125,000,000), all of which are to be of the par value of [^]one-tenth of one Cent ($0.001) per share. All of such shares are initially classified as “Common Stock.” The Common Stock (unless otherwise specified in the articles supplementary designating such Class) shall initially have four classes of shares, which shall be designated “Class A Common Stock,” “Class B Common Stock,” “Class C Common Stock” and “Class O Common Stock,” each consisting, until further changes of the lesser of (i) 125,000,000 shares or (ii) the number of shares that could be issued by issuing all of the shares of Common Stock currently or hereafter classified less the total number of shares of Common Stock then issued and outstanding. Any Class of Common Stock shall be referred to herein individually as a “Class” and collectively, together with any further class or classes of Common Stock from time to time established, as the “Classes.”

4.2 The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

4.3 The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Classes at the time it is established and designated):

(a) Dividends and Distributions. Dividends and capital gains distributions on shares of Common Stock may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine. All dividends and distributions on shares of Common Stock shall be distributed to the holders of Common Stock held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder’s purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

Dividends and distributions may be paid in cash, property or additional shares of Common Stock of the same or another Class, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

(b) Voting. On each matter submitted to a vote of the stockholders, each holder of shares of Common Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the

Class thereof, and all shares of all Classes shall vote as a single class (“Single Class Voting”); provided, however that (i) as to any matter with respect to which a separate vote of any Class is required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or by the Maryland General Corporation Law, such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Classes, then, subject to clause (iii) below, the shares of all other Classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular Class, only the holders of shares of the one or more affected Classes shall be entitled to vote.

(c) Redemption. All shares of Common Stock shall be subject to redemption as follows:

(1) Each holder of shares of Common Stock shall have the right to require the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the Board of Directors may determine, to redeem all or any part of his shares at a redemption price equal to the current net asset value per share of such shares which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of Common Stock to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act.

(2) To the extent and in the manner permitted by the Investment Company Act and the Maryland General Corporation Law, and if authorized by the Board of Directors in its sole discretion, the Corporation may redeem at any time and from time to time, in whole or in part, at their current net asset value, any shares of Common Stock from any stockholder, upon the sending of written, telegraphic or electronic notice of redemption to each holder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable.

(d) Redemption Payments. All redemptions shall be at a redemption price equal to the current net asset value per share of shares of that Class of Common Stock to be redeemed as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. The redemption price shall be paid in cash and/or, if authorized by the Board of Directors in its sole discretion, (a) securities at the value of such securities used in such determination of current net asset value or (b) shares of another Class or series of stock of the Corporation or shares of a series of stock of another corporation, trust or other entity registered as an open-end investment company under the Investment Company Act received by the Corporation in exchange for assets of the Corporation; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash and/or securities unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in other assets, at the value of such other assets used in such determination of current net asset value. Any certificates for shares of capital stock of the Corporation to be redeemed or repurchased shall be surrendered in proper form for transfer, together with any proof of the authenticity of signatures required by the Board of Directors or transfer agent of the Corporation.

(e) Net Asset Value Per Share. The net asset value per share of any Class shall be the quotient obtained by dividing the value of the net assets of that Class (being the value of the securities and other assets attributable to that Class less the liabilities attributable to that Class) by the total number of shares of that Class outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets attributable to, and the net asset value per share of outstanding shares of, each Class, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

(f) Equality. All shares of each particular Class shall represent an equal proportionate interest in the assets attributable to that Class (subject to the liabilities of that Class), and each share of any particular Class shall be equal to each other share of that Class. The Board of Directors may from time to time divide or combine the shares of any particular Class into a greater or lesser number of shares of that Class without hereby changing the proportionate interest in the assets attributable to that Class or in any way affecting the rights of holders of shares of any other Class.

4.4 All Classes of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation and other rights with any other shares of Common Stock; provided, however, that notwithstanding anything else in the Charter of the Corporation to the contrary:

(a) The Class A Common Stock, Class B Common Stock and Class C Common Stock shares shall be subject to such front-end sales loads and/or contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the NASD.

(b) The Class O Common Stock shares shall not be subject to front-end sales loads or contingent deferred sales charges.

(c) Expenses related solely to a particular Class (including, without limitation, expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class.

(d) As to any matter with respect to which a separate vote of any Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in the foregoing Sub-Section 4.4(c)), such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the Classes shall vote together as a single class on any such matter which shall have the same effect on each such Class. As to any matter which does not affect the interest of a particular Class, only the holders of shares of the affected Classes shall be entitled to vote.

(e) On the sixth anniversary of the first business day of the month following the month in which Class B Common Stock shares were purchased by a stockholder, such Class B Common Stock shares (as well as a pro rata portion of any Class B Common Stock shares purchased through the reinvestment of dividends and other distributions paid in respect to all Class B Common Stock shares held by such stockholder) shall automatically convert to Class A Common Stock shares; provided, however, that such conversion shall be subject to the continuing availability of an Internal Revenue Service ruling and an opinion of counsel to the effect that the conversion of the Class B Common Stock shares does not constitute a taxable event under federal income tax law. The Board of Directors, in its sole discretion, may suspend the conversion of Class B Common Stock shares if such ruling and opinion are no longer available.

(f) The number of shares of the Class A Common Stock into which the Class B Common Stock is converted pursuant to the foregoing Sub-Section 4.4(e) shall equal the number (including for these purposes fractional shares) obtained by dividing the net asset value per share of the Class B Common Stock for purposes of sales and redemptions on the conversion date by the net asset value per share of the Class A Common Stock for purposes of sales and redemptions on the conversion date.

4.5 The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words “share” or “shares” are used in the Charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

4.6 The Corporation shall not be obligated to issue certificates representing shares of any Class of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

4.7 All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter.

4.8 No holder of stock of the [^]Corporation shall be entitled as such, as a matter of right, to subscribe for or receive any part of any new or additional issue of stock of the [^]Corporation of any class, whether now or hereafter authorized and whether issued for money or for a consideration other than money or by way of dividend, or of any issue of securities convertible into stock.

ARTICLE V

DIRECTORS

[^]The number of directors of the [^]Corporation shall be [^]six ([^]6) which number may be increased or decreased from time to time pursuant to the [^]By-Laws of the [^]Corporation, but shall never be less than three (3). The names of the current directors [^]of the Corporation are Andrew L. Breech, Carol L. Colman, William R. Dill, R. Jay Gerken, William R. Hutchinson, and Thomas F. Schlafly.

ARTICLE VI

EXISTENCE

[^]The [^]Corporation is to have perpetual existence.

ARTICLE VII

NO STOCKHOLDER LIABILITY

[^]The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

ARTICLE VIII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING POWERS OF THE CORPORATION AND THE STOCKHOLDERS AND DIRECTORS

[^]8.1 All corporate powers of the [^]Corporation shall be exercised by or under the authority of the Board of Directors except as otherwise provided by law. If the [^]By-Laws of the [^]Corporation so provide, the Board of Directors may, by resolution or resolutions, passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the [^]Corporation, which, to the extent provided in said resolution or resolutions or in the [^]By-Laws of the [^]Corporation, and except as otherwise provided by law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the [^]Corporation, and may have power to authorize the seal of the [^]Corporation to be affixed to all papers which may require it.

8.2 The stockholders and the directors may hold their meetings and have an office or offices outside of the State of Maryland if the [^]By-Laws so provide.

8.3 None of the directors need be a stockholder of the [^]Corporation or a resident of the State of Maryland.

8.4 Subject to any limitations herein or that may be imposed by the stockholders, the Board of Directors may make [^]By-Laws and from time to time may alter, amend or repeal any [^]By-Laws, but any [^]By-Laws made by the Board of Directors or the stockholders may be altered, amended or repealed by the stockholders at any annual meeting or at any special meeting, provided that notice of such proposed alteration, amendment or repeal is included in the notice of such special meeting.

8.5 The Board of Directors shall have power from time to time to fix the amount to be reserved by the [^]Corporation over and above its capital stock paid in and to fix and determine and to vary the amount of the working capital of the [^]Corporation, and to direct and determine the use and disposition of the working capital and of any surplus or net profits over and above the capital stock paid in.

8.6 The Board of Directors of the [^]Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized. A majority of the entire Board of Directors, without action by the stockholders, may amend these articles to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the [^]Corporation has authority to issue.

8.7 The Board of Directors may from time to time establish, reestablish, amend, alter or repeal and may put into effect and carry out such a plan or plans as may from time to time be approved by it for the distribution among or sale to the officers and employees of the [^]Corporation, or any of them, in addition to their regular salaries or wages, of any moneys or other property of the [^]Corporation, or of any shares of stock of the [^]Corporation, of any class, in consideration for or in recognition of the services rendered by such officers and employees.

8.8 The Board of Directors may from time to time create and issue whether or not in connection with the issue and sale of any shares of stock or other securities of the [^]Corporation, rights or options entitling the holders thereof to purchase from the [^]Corporation any shares of its capital stock of any class or classes, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times, which may be limited or unlimited in duration, at or within which, and the price or prices at which any such shares may be purchased from the [^]Corporation upon the exercise of any such rights or options shall be such as shall be fixed and stated in a resolution or resolutions adopted by the Board of Directors providing for the creation and issue of such rights or options, and, in every case, set forth or incorporated by reference in the instrument or instruments evidencing such rights or options.

8.9 The Board of Directors from time to time shall determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the [^]Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the [^]Corporation except as conferred by statute or as authorized by resolution of the Board of Directors.

8.10 Any contract, transaction or act of the [^]Corporation or of the Board of Directors which shall be ratified by the holders of a majority of the stock entitled to vote at any annual meeting or at any special meeting called for that purpose, shall be as valid and binding as though ratified by every stockholder of the [^]Corporation; provided, however, that any failure to submit any such contract, transaction or act to the stockholders for approval or ratification or any failure of the stockholders to approve or ratify such contract, transaction or act, when submitted, shall not be deemed in any way to invalidate the same or to deprive the [^]Corporation, its directors or officers of their right to proceed with such contract, transaction or action.

ARTICLE IX

AMENDMENTS

[^]The [^]Corporation reserves the right to amend, alter, change or repeal any provision contained in these articles in the manner now or hereafter prescribed by statute, including any amendment which alters the contract rights, as expressly set forth in these Articles, of any outstanding stock; and all rights herein conferred upon the stockholders are granted subject to this reservation.

ARTICLE X

EXTRAORDINARY ACTIONS

Notwithstanding any provision of Maryland law requiring a greater proportion than a majority of the votes of all classes or any class of stock entitled to be cast, to take or authorize any action, the Corporation may take or authorize such action upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon. Unless the Charter, the Maryland General Corporation Law or the Investment Company Act requires otherwise, at a meeting of the stockholders of the Corporation a majority (or a plurality in the case of the election of directors) of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.

ARTICLE XI

QUORUM

At a meeting of stockholders of the Corporation the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum. At a meeting of stockholders of the Corporation the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast on any matter with respect to which one or more Classes of Capital Stock are entitled to vote as a separate Class shall constitute a quorum of such Class for action on that matter. Whether or not a quorum is present at the meeting for any purpose, a meeting of stockholders convened on the date for which it was called may be adjourned, by the chairman of the meeting or by a majority of all votes present in person or by proxy and entitled to vote at the meeting, as to any or all matters from time to time as permitted by Maryland law.

ARTICLE XII

[^]INDEMNIFICATION

[^]The [^]Corporation shall indemnify (a) its directors and officers, whether serving the [^]Corporation or at its request any other entity, to the fullest extent required or permitted by the laws of the State of Maryland now or hereafter in force and the Investment Company Act[^], including the advance of expenses under the procedures required, and to the fullest extent permitted, by law and (b) other employees and agents to such extent as shall be authorized by the Board of Directors or provided by the Corporation[^]’s [^]By-Laws or by contract and permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such [^]By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XIII

LIMITATION OF LIABILITY

[^]To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act[^]. No amendment of this Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

[^]THIRD: These provisions hereinabove are all the provisions of the Charter of the Corporation currently in effect.

[^]FOURTH: The amendment does not increase the authorized stock of the Corporation.

[^]FIFTH: Each share of Common Stock, $1.00 par value per share, of the Corporation outstanding immediately prior to the effective time of these Articles of Amendment and Restatement shall be reclassified into one share of Class O Common Stock, $.001 par value per share, of the Corporation at the effective time.

[^]SIXTH: The foregoing amendment and restatement to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

[^]SEVENTH: The current address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, [^]300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the Corporation[^]’s current resident agent are The Corporation Trust Incorporated, [^]300 East Lombard Street, Baltimore, Maryland 21202. The number of [^]directors of the Corporation is [^]six and the names of the [^]directors currently in office are[^] Andrew L. Breech[^], Carol L. Colman, William R. Dill, [^]R. Jay Gerken, William R. Hutchinson and Thomas F. Schlafly.

[^]EIGHTH: The foregoing amendment and restatement to the Charter of the Corporation will become effective on [^][            ], 2006.

IN WITNESS WHEREOF, THE SALOMON BROTHERS FUND INC has caused these present to be signed in its name and on its behalf by its President and witnessed by its Secretary on [^][            ], 2006.

THE SALOMON BROTHERS FUND INC

By	[^]
Name: [^]R. Jay Gerken Title: President and Chairman

Witness:

By
Name: [^]Robert I. Frenkel Title: Secretary

THE UNDERSIGNED, President and Chairman of THE SALOMON BROTHERS FUND INC, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

By	[^]
Name: [^]R. Jay Gerken Title: President and Chairman

Appendix B

5% Share Ownership

As of January 9, 2006, to the knowledge of the management of the Fund, no person owned of record, or owned beneficially, more than 5% of the Fund’s outstanding shares of capital stock at that date (except as noted in the table below), except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record the percentages of the outstanding common shares of the Fund noted in the table below.

Class	Percent	Name	Address
Common Stock	82.10%	Cede & Co.

	7.30%	The Bank of New York	101 Barclay Street–11E New York, NY 10286

	5.93%[1]	Elliott Associates, L.P.	712 Fifth Avenue 30th Floor New York, NY 10019

	6.90%[2]	Western Investment LLC	2855 East Cottonwood Parkway Suite 110 Salt Lake City, UT 84121

[1]	Based upon information obtained from a Schedule 13G filed with the Securities and Exchange Commission on December 15, 2005; includes beneficial ownership of shares owned by Elliott International, L.P. and Elliott International Capital Advisors, Inc.
[2]	Based upon information obtained from an amended Schedule 13D filed with the Securities and Exchange Commission on September 7, 2005; includes beneficial ownership of shares owned by Arthur D. Lipson, Western Investment Hedged Partners LP, Western Investment Activism Partners LLC, Western Investment Total Return Master Fund Ltd., Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson, Paradigm Partners, N.W., Inc. Scott Franzblau and Michael Dunmire.

B-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day.

It’s Easy! Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-290-1380, or go to website: https://vote.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone, or Internet.

PROXY	THE SALOMON BROTHERS FUND INC SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 14, 2006	PROXY

The undersigned, revoking any prior proxies, hereby appoints R. Jay Gerken, Robert I. Frenkel and Thomas C. Mandia, and each of them with full power of substitution, as proxies to vote for the undersigned at the Special Meeting of Shareholders of The Salomon Brothers Fund Inc (the “Fund”) to be held at 399 Park Avenue, 4th Floor, Conference Room H, New York, New York 10022, on Tuesday, March 14, 2006, at 3:00 p.m. (New York time), or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited by the Fund’s Board of Directors. The Fund’s Board of Directors has recommended that shareholders vote FOR all of the proposals.

When properly executed, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is given with respect to one or more proposals, this proxy card will be voted “FOR” Proposals 1 and 2, “FOR” the nominees in Proposal 3 and, if necessary, “FOR” Proposal 4, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-290-1380 CONTROL NUMBER: [insert control number]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ☒

☐	To vote FOR all Proposals for the Fund mark this box. No other vote is necessary.

1.	To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, which includes:

(a)	changing the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from that of a “closed-end company” to that of an “open-end company” and

(b)	amending and restating the Fund’s charter.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2(a)	To approve certain amendments to the Fund’s fundamental investment restriction relating to borrowing.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2(b)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in real estate.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2(c)	To approve certain amendments to the Fund’s fundamental investment restriction relating to lending.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2(d)	To approve certain amendments to the Fund’s fundamental investment restriction relating to investing in other investment companies.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To elect Directors of the Fund.

(01) Andrew L. Breech	(02) Carol L. Colman	(03) William R. Dill	(04) R. Jay Gerken
(05) William R. Hutchinson	(06) Thomas F. Schlafly

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐	________________________________________

4.	To approve one or more adjournments of the Special Meeting if a quorum is not present or if deemed necessary to facilitate the approval of Proposals 1, 2 or 3, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, 2 or 3.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Date

Co-Owner Sign Here

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.